EXHIBIT 10.23


                                FOURTH AMENDMENT
                           Dated as of April 19, 2005


     This FOURTH AMENDMENT (this "Amendment") is entered into among ITRON, INC., a Washington corporation (the "Borrower"), BEAR, STEARNS & CO. INC., as sole lead arranger and sole bookrunner (in such capacity the "Lead Arranger"), BEAR STEARNS CORPORATE LENDING INC., as syndication agent (in such capacity the "Syndication Agent") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent acting upon consent by the Required Lenders (in such capacity the "Administrative Agent").

                             PRELIMINARY STATEMENTS

     1. Reference is made to the Credit Agreement dated as of December 17, 2003 among the Borrower, the Lenders party thereto, the Lead Arranger, the Syndication Agent and the Administrative Agent (as amended by the First Amendment dated as of March 15, 2004, the Second Amendment dated as of May 14, 2004 and the Third Amendment dated as of June 30, 2004, the "Credit Agreement"). Capitalized terms used but not otherwise defined herein are used with the meanings given in the Credit Agreement.

     2. The Borrower has requested that the Credit Agreement be amended as herein set forth.

     3. The Administrative Agent, acting upon consent by the Required Lenders, and the Lead Arranger and Syndication Agent are willing to enter into such amendment, on the terms and conditions stated below.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Amendment to Credit Agreement.

     (a) Section 1.1 of the Credit Agreement is amended to add the following new definitions in the appropriate alphabetical order:

          (i) "Fourth Amendment": the Fourth Amendment to this Agreement, dated as of April 19, 2005.

          (ii) "Fourth Amendment Effective Date": the date on which the Fourth Amendment became effective as set forth in Section 2 thereof.

          (iii) "Incremental Amount": at any time, the excess, if any, of (a) $20,000,000 over (b) the aggregate amount of all Incremental Commitments established prior to such time pursuant to Section 3.15.

          (iv) "Incremental Commitment": a new or additional Revolving Commitment permitted by Section 3.15.

          (v) "Incremental Commitment Agreement": an agreement delivered by an Incremental Lender, in form and substance reasonably satisfactory to the Lead Arranger and Administrative Agent and accepted by them and the Loan Parties, by which an Incremental Lender approved by the Lead Arranger and Administrative Agent confirms its Incremental Commitment.

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          (vi) "Incremental Lender": a Lender, Approved Fund or other Person that delivers an Incremental Commitment.

     (b) The definition of "L/C Commitment" contained in Section 1.1 of the Credit Agreement is amended so it reads as follows:

          "L/C Commitment": $55,000,000 increasing to not more than $65,000,000 on a dollar for dollar basis with each Incremental Commitment as it becomes effective.

     (c) The Credit Agreement is amended by inserting the following new Section 3.15:

     3.15 Increase in Revolving Commitments.

     (a) With the consent of the Lead Arranger and the Administrative Agent, the Borrower from time to time may request Incremental Commitments in an amount not to exceed the Incremental Amount from Lenders or other Persons approved by the Lead Arranger and Administrative Agent willing to provide such Incremental Commitments. No Agent or Lender shall be obligated to deliver or fund any Incremental Commitment. Incremental Commitments shall be in minimum increments of $1,000,000 and a minimum amount of $5,000,000 (or, if less, the remaining Incremental Amount).

     (b) No Incremental Commitment shall be effective unless (i) the Borrower delivers to the Administrative Agent an Incremental Commitment Agreement executed and delivered by the Loan Parties and proposed Incremental Lender and such other documentation relating thereto as the Lead Arranger or Administrative Agent may reasonably request and
          (ii) such Incremental Commitment Agreement is acceptable to, and accepted by, the Lead Arranger and the Administrative Agent. Each Incremental Commitment Agreement shall constitute a Loan Document and, to the extent set forth therein, an amendment of this Agreement, and such amendment shall be effective when and as set forth therein and need not be executed, delivered or consented to by any other Agent or Lender.

     (c) The Administrative Agent shall promptly notify each Lender whenever any Incremental Commitment becomes effective.

     (d) No Incremental Commitment Agreement shall become effective unless the Administrative Agent has received (i) a certificate executed by a Responsible Officer of the Borrower to the effect that the conditions set forth in Sections 6.2(a) and 6.2(b) are satisfied on the date the Incremental Commitment Agreement is delivered to the Administrative Agent and on its proposed effective date and (ii) such additional Security Documents, legal opinions, board resolutions, certificates and documentation as may be required by such Incremental Commitment Agreement or reasonably requested by the Administrative Agent.

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     (e)  The Administrative Agent may reset Interest Periods for outstanding
          Eurodollar Tranches, require repayment of non-pro rata fundings of Revolving Loans and take other such action as it may deem appropriate to cause all Revolving Commitments to be funded on a pro rata basis and all Revolving Loans to be included on a pro rate basis in each outstanding Borrowing of Revolving Loans, and the Borrowers agree that
          Section 4.11 shall apply to any conversion of Eurodollar Loans to Base Rate Loans or other reset of Interest Periods or repayment of Revolving Loans required by the Administrative Agent to effect the foregoing.

     (d) The table in Section 8.1(a) of the Credit Agreement is amended by inserting "3.75" in place of the amount set forth opposite "June 30, 2005" and by inserting "3.50" in place of the amount set forth opposite "September 30, 2005".

     (e) The table in Section 8.1(b) of the Credit Agreement is amended by inserting "1.90" in place of the amount set forth opposite "June 30, 2005" and by inserting "1.75" in place of the amount set forth opposite "September 30, 2005".

     SECTION 2. Conditions to Effectiveness. The amendments contained in Section 1 shall be effective upon satisfaction of each of the following conditions precedent on or before April 19, 2005:

     (a) The Administrative Agent shall have executed this Amendment, shall have received written authorization to execute this Amendment from Lenders constituting the Required Lenders and shall have received counterparts of this Amendment executed by the Lead Arranger, the Syndication Agent and the Borrower and counterparts of the Consent appended hereto (the "Consent") executed by the Grantors, as defined in the Guarantee and Collateral Agreement (the "Grantors").

     (b) All fees and expense reimbursements payable by any Loan Party to any Agent shall have been paid.

     (c) The Administrative Agent shall have received such legal opinions, certificates documents and instruments as any Agent may reasonably request..

     SECTION 3. Representations and Warranties.

     The Borrower represents and warrants that:

     (a) Authority. The Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Amendment. Each Grantor has the requisite power and authority to execute, deliver and perform its obligations under the Consent and the Loan Documents, as amended hereby. The execution, delivery and performance by the Borrower of this Amendment and by the Grantors of the Consent, and the performance by each Loan Party of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of such Loan Party.

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     (b) Enforceability. This Amendment has been duly executed and delivered by the Borrower and the Consent has been duly executed and delivered by each Grantor. When this Amendment becomes effective as set forth in Section 2, each of this Amendment, the Consent and each Loan Document (as amended hereby) is the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought in proceedings in equity or at law).

     (c) Representations and Warranties. The representations and warranties made by each Loan Party in the Loan Documents are true and correct in all material respects on the date hereof, and will be true and correct in all material respects when this Amendment becomes effective, both before and after giving effect to this Amendment, except to the extent that such representations and warranties refer to an earlier date (in which case they are true and correct in all material respects as of such earlier date).

     (d) No Default. No Default has occurred and is continuing.

     SECTION 4. Reference to and Effect on the Loan Documents.

     (a) If and when this Amendment becomes effective, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) The Credit Agreement, as amended hereby, and the Guarantee and Collateral Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined in the Credit Agreement, as amended hereby.

     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents or constitute, except as expressly set forth herein, a waiver or amendment of any provision of any of the Loan Documents.

     (d) This Amendment is a Loan Document. The provisions of Sections 11.12 and
11.16 of the Credit Agreement shall apply with like effect to this Amendment.

     SECTION 5. Counterparts. This Amendment and the Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment (or any authorization to execute this Amendment) or the Consent by facsimile shall be effective as delivery of a manually executed counterpart thereof.

     SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [signature pages follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                               ITRON, INC.


                               By:      /s/ Steven M. Helmbrecht
                                        --------------------------
                                        Name:  Steven M. Helmbrecht
                                        Title:  S.V.P. and C.F.O.



                               BEAR, STEARNS & CO. INC.,
                                    as Lead Arranger


                               By:      /s/ Richard Bram Smith
                                        ----------------------
                                        Name:  Richard Bram Smith
                                        Title:  Senior Managing Director




                               BEAR STEARNS CORPORATE LENDING INC.,
                                  individually and as Syndication Agent


                               By:      /s/ Richard Bram Smith
                                        ----------------------
                                        Name:  Richard Bram Smith
                                        Title:  Vice President



                               WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                  individually and as Administrative Agent


                               By:      /s/ Tom Beil
                                        -----------------------------------
                                        Name:  Tom Beil
                                        Title:  V.P. & SR. Relationship Manager